SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 2, 2005

AmeriCredit Automobile Receivables Trust 2005-B-M

(Exact name of registrant as specified in its charter)

Delaware	333-121120-03	59-3804931

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o	AmeriCredit Financial Services, Inc.	76102
	Attention: J. Michael May, Esq.	(Zip Code)
	801 Cherry Street, Suite 3900
	Fort Worth, Texas
	(Address of Principal Executive Offices)

Registrant’s telephone number including area code – (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Indenture
Amended and Restated Trust Agreement
Sale and Service Agreement
Note Guaranty Insurance Policy
Purchase Agreement
Indemnification Agreement
Insurance Agreement
Spread Account Supplement
Consent of PricewaterhouseCoopers LLP
Statistical Information

Item 1.01 Entry into a Material Definitive Agreement

Description of the Securities and the Auto Loans

          AmeriCredit Financial Services, Inc., as Sponsor (“AmeriCredit”), has registered an issuance of $1,350,000,000 in principal amount of Securities (the “Securities”) on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 2005-B-M (the “Trust”) issued $239,000,000 Class A-1 3.301% Asset Backed Notes, $375,000,000 Class A-2 3.78% Asset Backed Notes, $430,000,000 Class A-3 4.05% Asset Backed Notes, and $306,000,000 Class A-4 Floating Rate Asset Backed Notes (collectively, the “Notes”) and an Asset Backed Certificate (the “Certificate”), on June 2, 2005 (the “Closing Date”). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

          The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of May 25, 2005 (the “Indenture”), between the Trust and Wells Fargo Bank, National Association (“Wells Fargo”), as Trustee and Trust Collateral Agent. The Trust has been formed and the Certificate was issued pursuant to a Trust Agreement dated as of May 11, 2005, as amended and restated as of May 25, 2005 (the “Trust Agreement”), attached hereto as Exhibit 4.2, between AFS SenSub Corp. (“AFS SenSub”) and Wilmington Trust Company (“WTC”), as Owner Trustee. The Notes were sold to Barclays Capital Inc., Lehman Brothers Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC (the “Underwriters”), pursuant to an Underwriting Agreement attached hereto as Exhibit 1.1, dated as of May 17, 2005 (the “Underwriting Agreement”), among AmeriCredit, AFS SenSub and Barclays Capital Inc., as representative of the Underwriters (the “Representative”).

          The Notes evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans financed thereby.

          Pursuant to the Purchase Agreement attached hereto as Exhibit 10.1, dated as of May 25, 2005 (the “Purchase Agreement”), between AmeriCredit and AFS SenSub, AFS SenSub purchased the Receivables from AmeriCredit. Pursuant to the Sale and Servicing Agreement attached hereto as Exhibit 4.3, dated as of May 25, 2005 (the “Sale and Servicing Agreement”), among the Trust, AFS SenSub, AmeriCredit and Wells Fargo, as Backup Servicer and Trust Collateral Agent, the Trust purchased the Receivables from AFS SenSub and AmeriCredit, as Servicer, agreed to perform servicing duties with regard to the Receivables.

          On the Closing Date, MBIA Insurance Corporation (the “Insurer”) issued the Note Guaranty Insurance Policy attached hereto as Exhibit 4.4, dated as of June 2, 2005 (the “Policy”), pursuant to the Insurance Agreement attached hereto as Exhibit 10.3, dated as of May 25, 2005 (the “Insurance Agreement”), among the Insurer, Wells Fargo, as the Indenture Trustee, the Trust, AFS SenSub, as the Seller, and AmeriCredit specifying the conditions precedent to the issuance of the Policy, the premium in respect thereof and certain indemnification obligations of the Trust, AFS SenSub, AmeriCredit and the Indenture Trustee to the Insurer. A spread account (“Spread Account”) was created on the Closing Date, for the benefit of the Insurer and the

Noteholders, pursuant to the Spread Account Agreement attached hereto as Exhibit 10.4, dated as of May 25, 2005 (the “Spread Account Agreement”), among the Insurer, the Trust and Wells Fargo, as the Trustee, the Trust Collateral Agent and the Collateral Agent, as a reserve of cash available to pay certain amounts that otherwise will remain unpaid after application of collections on the Receivables and other available funds.

          As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated May 17, 2005 (the “Prospectus Supplement”) filed with the Commission pursuant to Rule 424(b)(5) of the Act. Pursuant to the Indemnification Agreement attached hereto as Exhibit 10.2, dated as of May 17, 2005 (the “Indemnification Agreement”), among the Insurer, AmeriCredit and the Representative of the Underwriters, the parties allocated Prospectus Supplement disclosure risks.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

          1.1 Underwriting Agreement, dated as of May 17, 2005, among AmeriCredit, as Sponsor, AFS SenSub, as Seller, and the Representative of the Underwriters.

          4.1 Indenture, dated as of May 25, 2005, between the Trust and Wells Fargo, as Trustee and Trust Collateral Agent.

          4.2 Amended and Restated Trust Agreement, dated as of May 25, 2005, between the AFS SenSub and WTC, as Owner Trustee.

          4.3 Sale and Servicing Agreement, dated as of May 25, 2005, among the Trust, AmeriCredit, as Servicer, AFS SenSub and Wells Fargo, as Backup Servicer and Trust Collateral Agent.

          4.4 Note Guaranty Insurance Policy, dated as of June 2, 2005 and delivered by the Insurer.

          10.1 Purchase Agreement, dated as of May 25, 2005, between AmeriCredit, as Seller, and AFS SenSub, as Purchaser.

          10.2 Indemnification Agreement, dated as of May 17, 2005, among the Insurer, AmeriCredit and the Representative.

          10.3 Insurance Agreement, dated as of May 25, 2005, among the Insurer, Wells Fargo, as Indenture Trustee, the Trust, AFS SenSub, and AmeriCredit.

          10.4 Spread Account Supplement, dated as of May 25, 2005, among the Insurer, the Trust and Wells Fargo, as the Trustee, the Trust Collateral Agent and the Collateral Agent.

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          23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

          99.1 Statistical information for the receivables as of the Initial Cutoff Date.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2005-B-M

By:	AmeriCredit Financial Services, Inc., as Sponsor

	By:	/s/ J. Michael May

	Name:	J. Michael May
	Title:	Senior Vice President, Associate Counsel and Secretary

Dated: June 7, 2005

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EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 17, 2005, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller (the “Seller”), and Barclays Capital Inc., as Representative of the Underwriters (the “Representative”).

4.1	Indenture, dated as of May 25, 2005, between AmeriCredit Automobile Receivables Trust 2005-B-M (the “Trust”) and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of May 25, 2005, between the Seller and Wilmington Trust Company, as Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of May 25, 2005, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, Wells Fargo Bank, National Association, as Backup Servicer and Trust Collateral Agent.

4.4	Note Guaranty Insurance Policy, dated as of June 2, 2005 and delivered by MBIA Insurance Corporation (the “Insurer”).

10.1	Purchase Agreement, dated as of May 25, 2005, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

10.2	Indemnification Agreement, dated as of May 17, 2005, among the Insurer, AmeriCredit Financial Services, Inc. and the Representative.

10.3	Insurance Agreement, dated as of May 25, 2005, among the Insurer, Wells Fargo Bank, National Association, as Indenture Trustee, the Trust, the Seller and AmeriCredit Financial Services, Inc.

10.4	Spread Account Supplement, dated as of May 25, 2005, among the Insurer, the Trust and Wells Fargo Bank, National Association, as the Trustee, the Trust Collateral Agent and the Collateral Agent.

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1	Statistical information for the receivables as of the Initial Cutoff Date.

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